                                                                Ex - 99. (h)(4)

                                  APPENDIX A

                          SHAREHOLDER SERVICING PLAN
                            WELLS FARGO FUNDS TRUST

                                                                            Maximum
Funds Trust                                                               Shareholder
Funds and Share Classes                                                  Servicing Fee
-----------------------                                                  -------------
1.    Aggressive Allocation Fund
          Administrator Class                                                0.25

2.    Asia Pacific Fund
          Investor Class                                                     0.25

3.    Asset Allocation Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

4.    Balanced Fund
          Investor Class                                                     0.25

5.    California Limited-Term Tax-Free Fund
          Class A                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

6.    California Tax-Free Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

7.    California Tax-Free Money Market Fund
          Class A                                                            0.25
          Service Class                                                      0.25

8.    Capital Growth Fund
          Administrator Class                                                0.25
          Investor Class                                                     0.25

9.    Cash Investment Money Market Fund
          Administrator Class                                                0.10
          Service Class                                                      0.25

10.   Colorado Tax-Free Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Administrator Class                                                0.25

11.   Common Stock Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Class Z                                                            0.25

12.   Conservative Allocation
          Administrator Class                                                0.25

13.   Corporate Bond Fund
          Advisor Class                                                      0.25
          Investor Class                                                     0.25

                                                                               Maximum
iFunds Trust                                                                 Shareholder
Funds and Share Classes                                                     Servicing Fee
-----------------------                                                     -------------
14.   C&B Large Cap Value Fund
          Class A                                                               0.25
          Class B                                                               0.25
          Class C                                                               0.25
          Class D                                                               0.25
          Administrator Class                                                   0.25

15.   C&B Mid Cap Value Fund
          Class A                                                               0.25
          Class B                                                               0.25
          Class C                                                               0.25
          Class D                                                               0.25
          Administrator Class                                                   0.25

16.   Discovery Fund
          Administrator Class                                                   0.25
             Investor Class                                                     0.25

17.   Diversified Bond Fund
          Administrator Class                                                   0.25

18.   Diversified Equity Fund
          Class A                                                               0.25
          Class B                                                               0.25
          Class C                                                               0.25
          Administrator Class                                                   0.25

19.   Diversified Small Cap Fund
          Administrator Class                                                   0.25

20.   Dividend Income Fund
          Administrator Class                                                   0.25
          Investor Class                                                        0.25

21.   Dow Jones Target Today Fund
          Class A                                                               0.25
          Class B                                                               0.25
          Class C                                                               0.25
          Administrator Class                                                   0.25
          Investor Class/1/                                                     0.25

22.   Dow Jones Target 2010 Fund
          Class A                                                               0.25
          Class B                                                               0.25
          Class C                                                               0.25
          Administrator Class                                                   0.25
          Investor Class/2/                                                     0.25

23.   Dow Jones Target 2020 Fund
          Class A                                                               0.25
          Class B                                                               0.25
          Class C                                                               0.25
          Administrator Class                                                   0.25
          Investor Class/2/                                                     0.25

--------
/1/ On November 8, 2006, the Board of Trustees approved the establishment of Investor Class shares to the Dow Jones Target 2010, Dow Jones Target 2020, Dow Jones Target 2030, Dow Jones Target 2040 and Dow Jones Target Today Funds. The Investor Class is expected to commence operations on or about January 31, 2007.

                                                                            Maximum
Funds Trust                                                               Shareholder
Funds and Share Classes                                                  Servicing Fee
-----------------------                                                  -------------
24.   Dow Jones Target 2030 Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25
          Investor Class/2/                                                  0.25

25.   Dow Jones Target 2040 Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25
          Investor Class/2/                                                  0.25

26.   Dow Jones Target 2050 Fund/2/
          Investor Class                                                     0.25
          Administrator Class                                                0.25

27.   Emerging Growth Fund/3/
          Administrator Class                                                0.25
          Investor Class                                                     0.25

28.   Emerging Markets Focus Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

29.   Endeavor Large Cap Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25

30.   Endeavor Select Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

31.   Enterprise Fund
          Administrator Class                                                0.25
          Advisor Class                                                      0.25
          Investor Class                                                     0.25

32.   Equity Income Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

33.   Equity Index Fund
          Class A                                                            0.25
          Class B                                                            0.25

--------
/2/ On November 8, 2006, the Board of Trustees approved the establishment of Investor Class shares to the Dow Jones Target 2010, Dow Jones Target 2020, Dow Jones Target 2030, Dow Jones Target 2040 and Dow Jones Target Today Funds. The Investor Class is expected to commence operations on or about January 31, 2007.
/2/ On November 8, 2006 the Board of Trustees approved the establishment of the Dow Jones Target 2050 Fund, which is expected to commence operations on or about July 1, 2007.
/3/ On November 8, 2006 the Board of Trustees approved the establishment of the Emerging Growth Fund, which is expected to commence operations on or about January 31, 2007.

                                                                            Maximum
Funds Trust                                                               Shareholder
Funds and Share Classes                                                  Servicing Fee
-----------------------                                                  -------------
34.   Equity Value Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

35.   Government Money Market Fund
          Class A                                                            0.25
          Administrator Class                                                0.10
          Service Class                                                      0.25

36.   Government Securities Fund
          Class C                                                            0.25
          Administrator Class                                                0.25
          Advisor Class                                                      0.25
          Investor Class                                                     0.25

37.   Growth Balanced Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

38.   Growth Equity Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

39.   Growth Fund
          Class C                                                            0.25
          Administrator Class                                                0.25
          Advisor Class                                                      0.25
          Investor Class                                                     0.25

40.   Growth and Income Fund
          Administrator Class                                                0.25
          Advisor Class                                                      0.25
          Investor Class                                                     0.25

41.   Heritage Money Market Fund
          Administrator Class                                                0.10

42.   High Income Fund
          Advisor Class                                                      0.25
          Investor Class                                                     0.25

43.   High Yield Bond Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25

44.   Income Plus Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25

45.   Index Fund
          Administrator Class                                                0.10
          Investor Class                                                     0.25

                                                                            Maximum
Funds Trust                                                               Shareholder
Funds and Share Classes                                                  Servicing Fee
-----------------------                                                  -------------
46.   Inflation-Protected Bond Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

47.   Intermediate Government Income Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

48.   Intermediate Tax-Free Fund
          Investor Class                                                     0.25

49.   International Core Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

50.   International Equity Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

51.   International Value Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

52.   Large Cap Appreciation Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

53.   Large Cap Growth Fund
          Investor Class                                                     0.25

54.   Large Company Core Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Class Z                                                            0.25
          Administrator Class                                                0.25

55.   Large Company Growth Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Class Z                                                            0.25
          Administrator Class                                                0.25

56.   Life Stage - Aggressive Portfolio                                      0.25

57.   Life Stage - Conservative Portfolio                                    0.25

58.   Life Stage - Moderate Portfolio                                        0.25

59.   Liquidity Reserve Money Market Fund                                    0.25

                                                                            Maximum
Funds Trust                                                               Shareholder
Funds and Share Classes                                                  Servicing Fee
-----------------------                                                  -------------
60.   Mid Cap Disciplined Fund
          Administrator Class                                                0.25
          Investor Class                                                     0.25

61.   Mid Cap Growth Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Class Z                                                            0.25

62.   Minnesota Money Market Fund
          Class A                                                            0.25

63.   Minnesota Tax-Free Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Class Z                                                            0.25
          Administrator Class                                                0.25

64.   Moderate Balanced Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

65.   Money Market Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Investor Class                                                     0.25

66.   Municipal Bond Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25
          Investor Class                                                     0.25

67.   Municipal Money Market Fund
          Investor Class                                                     0.25

68.   National Limited-Term Tax-Free Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

69.   National Tax-Free Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

70.   National Tax-Free Money Market Fund
          Class A                                                            0.25
          Administrator Class                                                0.10
          Service Class                                                      0.25

71.   Nebraska Tax-Free Fund
          Administrator Class                                                0.25

                                                                            Maximum
Funds Trust                                                               Shareholder
Funds and Share Classes                                                  Servicing Fee
-----------------------                                                  -------------
72.   Opportunity Fund
          Administrator Class                                                0.25
          Advisor Class                                                      0.25
          Investor Class                                                     0.25

73.   Overland Express Sweep Fund                                            0.25

74.   Overseas Fund
          Investor Class                                                     0.25

75.   Prime Investment Money Market Fund
          Service Class                                                      0.25

76.   Short Duration Government Bond Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

77.   Short-Term Bond Fund
          Advisor Class                                                      0.25
          Investor Class                                                     0.25

78.   Short-Term High Yield Bond Fund
          Advisor Class                                                      0.25
          Investor Class                                                     0.25

79.   Short-Term Municipal Bond Fund
          Class C                                                            0.25
          Investor Class                                                     0.25

80.   Small Cap Disciplined Fund
          Administrator Class                                                0.25
          Investor Class                                                     0.25

81.   Small Cap Growth Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Class Z                                                            0.25
          Administrator Class                                                0.25

82.   Small Cap Opportunities Fund
          Administrator Class                                                0.25

83.   Small Cap Value Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Class Z                                                            0.25

84.   Small Company Growth Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

                                                                            Maximum
Funds Trust                                                               Shareholder
Funds and Share Classes                                                  Servicing Fee
-----------------------                                                  -------------
85.   Small Company Value Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

86.   Small/Mid Cap Value Fund
          Administrator Class                                                0.25
          Investor Class                                                     0.25

87.   Specialized Financial Services Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25

88.   Specialized Health Sciences Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25

89.   Specialized Technology Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Class Z                                                            0.25

90.   Stable Income Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

91.   Strategic Income Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25

92.   Strategic Small Cap Value Fund
          Class A                                                            0.25
          Class C                                                            0.25
          Administrator Class                                                0.25

93.   Total Return Bond Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Class Z                                                            0.25
          Administrator Class                                                0.25

94.   Treasury Plus Money Market Fund
          Class A                                                            0.25
          Service Class                                                      0.25

95.   Ultra-Short Duration Bond Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Class Z                                                            0.25

                                                                            Maximum
Funds Trust                                                               Shareholder
Funds and Share Classes                                                  Servicing Fee
-----------------------                                                  -------------
96.   Ultra Short-Term Income Fund
          Administrator Class                                                0.25
          Advisor Class                                                      0.25
          Investor Class                                                     0.25

97.   Ultra Short-Term Municipal Income Fund
          Advisor Class                                                      0.25
          Investor Class                                                     0.25

98.   U.S. Value Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Class Z                                                            0.25
          Administrator Class                                                0.25

99.   Value Fund
          Class A                                                            0.25
          Class B                                                            0.25
          Class C                                                            0.25
          Investor Class                                                     0.25
          Administrator Class                                                0.25

100.  WealthBuilder Conservative Allocation Portfolio                        0.25

101.  WealthBuilder Equity Portfolio                                         0.25

102.  WealthBuilder Growth Allocation Portfolio                              0.25

103.  WealthBuilder Growth Balanced Portfolio                                0.25

104.  WealthBuilder Moderate Balanced Portfolio                              0.25

105.  WealthBuilder Tactical Equity Portfolio                                0.25

106.  Wisconsin Tax-Free Fund
          Class C                                                            0.25
          Investor Class                                                     0.25

107.  100% Treasury Money Market Fund
          Class A                                                            0.25
          Service Class                                                      0.25

   Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

Most recent agreement approval: March 31, 2006
Appendix A amended: November 8, 2006